UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 29, 2023
Date of Report
(Date of earliest event reported)

The RMR Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-37616	8742	47-4122583
(Commission File Number)	(Primary Standard Industrial	(IRS Employer
	Classification Code Number)	Identification Number)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA, 02458-1634
(Address of principal executive offices, including zip code)

(617) 796-8230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Class A common stock, $0.001 par value per share	RMR	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐     Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2023, The RMR Group LLC (“RMR LLC”), a Maryland limited liability company and a majority-owned operating subsidiary of The RMR Group Inc. (the “Company”), entered into an equity purchase agreement (the “Purchase Agreement”), with MPC Partnership Holdings LLC, a Georgia limited liability company (“MPC”), the sellers set forth on the signature pages thereto (collectively, the “Sellers”), the seller owners set forth on the signature pages thereto (collectively, the “Seller Owners”), and, solely in his capacity as the Seller Representative, James A. Rubright. Headquartered in Atlanta, Georgia, MPC, which does business as CARROLL, is a vertically-integrated platform focused on investing in multifamily properties in the Sun Belt region of the United States.

Pursuant to the Purchase Agreement, and upon the terms and subject to the conditions thereof, RMR LLC will acquire all of the issued and outstanding equity interests of MPC for $80 million in cash, subject to customary adjustments for cash, debt, transaction expenses, working capital, and property management revenue at closing, plus up to an additional $20 million of contingent consideration subject to the deployment of capital remaining in investment funds managed by MPC prior to the end of such fund’s investment period (collectively, the “Acquisition”). RMR LLC expects to pay the consideration from its available cash on hand. The Sellers have agreed to retain certain excluded assets (including promotes and co-investment interests in respect of legacy investment funds managed by MPC) and assume certain excluded liabilities (including liabilities related to such excluded assets).

The Purchase Agreement includes customary representations, warranties and covenants of RMR LLC, MPC and the Sellers. MPC has agreed to customary covenants regarding the conduct of its business prior to the Closing (as defined in the Purchase Agreement). In addition, the Purchase Agreement provides that the Sellers and Seller Owners will indemnify RMR LLC with respect to breaches of representations, warranties, and post-closing covenants by MPC or the Sellers, as well as for other specified matters, subject to customary terms and conditions. In connection with the closing of the Acquisition, Mr. Patrick Carroll will enter into a business protection agreement providing customary non-competition, non-solicitation and related covenants in favor of RMR LLC.

Consummation of the Acquisition is subject to customary conditions, including, among others, (i) MPC obtaining all required consents with respect to managed funds, joint-venture investors and applicable lenders with respect to its managed properties, (ii) MPC’s revenues from its property management agreements at the time the Acquisition is consummated being not less than 85% of an agreed upon baseline property management revenue and (iii) the absence of any Material Adverse Effect (as defined in the Purchase Agreement).

The Purchase Agreement contains customary termination provisions, including if the Acquisition has not been consummated by March 29, 2024.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full terms of the Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants contained in the Purchase Agreement (i) were made by the parties thereto only for purposes of the Purchase Agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Purchase Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement; (iv) may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding RMR LLC or MPC or its business as of the date of the Purchase Agreement or as of any other date.

Item 7.01 Regulation FD Disclosure.

On July 31, 2023, the Company issued a press release announcing entry into the Purchase Agreement and posted to its website an investor presentation. Copies of the press release and investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached as Exhibits 99.1 and 99.2.

The information in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to subject to risks and uncertainties. These statements may include words such as “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering,” and similar expressions. Forward-looking statements include, without limitation, statements regarding the Acquisition, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for MPC’s business, the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. For example, the closing of the Acquisition is subject to the satisfaction or waiver of closing conditions, consents with respect to managed funds, joint-venture partners and applicable lenders, some of which are beyond our control, and we cannot be sure that any or all of these conditions will be satisfied or waived. Accordingly, the Acquisition may not close on the contemplated terms or at all or it may be delayed. The Acquisition is subject to various additional risks, including: the risk that the business will not be integrated successfully or that the integration will be more costly or more time-consuming and complex than anticipated; the risk that cost savings and synergies anticipated to be realized by the Acquisition may not be fully realized or may take longer to realize than expected; the occurrence of any event, change or other circumstance that could give rise to the termination of the Purchase Agreement; risks related to future opportunities, plans and strategy for MPC, including the uncertainty of expected future financial performance, expected access to capital, timing of accretion and operating results of the Company following completion of the Acquisition and the challenges facing the industries in which we and MPC operate; the risk that the Acquisition will divert management’s attention from the Company’s ongoing business operations; changes in MPC’s business during the period between now and the closing of the Acquisition; risks associated with the impact of general economic, political and market factors on us, MPC or the Acquisition; and other matters. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the Company's periodic filings. The information contained in the Company’s filings with the SEC, including under the caption “Risk Factors” in the Company’s periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this Current Report on Form 8-K. The Company’s filings with the SEC are available on its website and at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Equity Purchase Agreement, dated as of July 29, 2023, by and among The RMR Group LLC, MPC Partnership Holdings LLC, the Sellers set forth on the signature pages thereto, the Seller Owners set forth on the signature pages thereto, and James A. Rubright, solely in his capacity as the Seller Representative (Schedules to the Equity Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request).

99.1	Press Release, issued by the Company on July 31, 2023.

99.2	Investor Presentation (Furnished herewith).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE RMR GROUP INC.

Dated: July 31, 2023	By:	/s/ Matthew P. Jordan
Matthew P. Jordan Executive Vice President, Chief Financial Officer and Treasurer